Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

(800) 352-0001

Financial Guaranty Insurance Policy

Issuer:

Bayview Financial Mortgage Pass-Through

Policy Number:  05030130

Trust 2005-D

Control Number:  0010001

Insured Obligations:

$20,189,000 in aggregate certificate principal balance of Bayview Financial Mortgage Pass-Through Trust 2005-D Mortgage Pass Through Certificates,  Series 2005-D, Class A-F5 (the “Insured Certificates”)

Trustee:  Wachovia Bank National Association

Financial Guaranty Insurance Company (“Financial Guaranty”), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums pursuant to the Pooling and Servicing Agreement (as defined below) and the Insurance Agreement referred to therein, and subject to the terms of this Financial Guaranty Insurance Policy, hereby unconditionally and irrevocably agrees to pay each Insured Amount, to the extent set forth in the Pooling and Servicing Agreement, to the Trustee named above or its successor, on behalf of the Insured Certificateholders, except as otherwise provided herein with respect to Preference Amounts.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Pooling and Servicing Agreement as in effect and executed on the date hereof without giving effect to any subsequent amendments or modifications thereto that have a material and adverse effect on Financial Guaranty unless such amendments or modifications have been approved in writing by Financial Guaranty.

“Deficiency Amount” means, with respect to any Distribution Date and the Insured Certificates, an amount, if any, equal to the sum of (i) the excess of (x) Current Interest for the Insured Certificates for such Distribution Date minus any Net Prepayment Interest Shortfall and any Civil Relief Act Reduction for such Distribution Date allocable to the Insured Certificates over (y) the Interest Remittance Amount allocated to pay Current Interest for the Insured Certificates on such Distribution Date as provided in Section 6.05(b)(ii) of the Pooling and Servicing Agreement and (ii) the Class Principal Balance of the Insured Certificates to the extent unpaid on the Final Scheduled Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement, in each case after giving effect to distributions made on such date from sources other than this Financial Guaranty Insurance Policy.

“Insured Amount” means, with respect to the Insured Certificates, an amount equal to the sum of (1) any Deficiency Amount and (2) any Preference Amount.

The term “Insured Certificateholder” means, as to a particular Insured Certificate, the Person, other than the Sponsor, the Seller, the Depositor, any Servicer, the Master Servicer, the Trustee or any subservicer retained by a Servicer who, on the applicable Distribution Date, is entitled under the terms of such Insured Certificate to a distribution on such Insured Certificate.

Financial Guaranty will pay a Deficiency Amount with respect to the Insured Certificates by 12:00 noon (New York City time) in immediately available funds to the Trustee on the later of (i) the second Business Day following the Business Day on which Financial Guaranty shall have received Notice that a Deficiency Amount is due in respect of the Insured Certificates and (ii) the Distribution Date on which the related Deficiency Amount is payable to the Insured Certificateholders pursuant to the Pooling and Servicing Agreement, for distribution to the Insured Certificateholders in the same manner as other distributions with respect to the Insured Certificates are required to be made.  Any Notice received by Financial Guaranty after 12:00 noon New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon the payment of any Insured Amount hereunder, Financial Guaranty shall be fully subrogated to the rights of the Insured Certificateholders to receive the amount so paid.  Financial Guaranty’s obligations with respect to the Insured Certificates hereunder with respect to each Distribution Date shall be discharged to the extent funds consisting of the related Insured Amount are received by the Trustee on behalf of the Insured Certificateholders for payment to such Insured Certificateholders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to an Insured Certificateholder is recoverable and recovered from such Insured Certificateholder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction in an insolvency proceeding (a “Final Order”) (such recovered amount, a “Preference Amount”), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon  (New York City time) on the second Business Day following receipt by Financial Guaranty of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Insured Certificateholder relating to or arising under such Preference Amount and constituting an appropriate instrument, in form satisfactory to Financial Guaranty, appointing Financial Guaranty as the agent of the Trustee and/or such Insured Certificateholder in respect of such Preference Amount, including without limitation in any legal proceeding related to the Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Insured Certificateholder, as the case may be.  Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or the Insured Certificateholder directly (unless the Insured Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee in bankruptcy named in such Final Order in which case payment shall be made to the Trustee for payment to the Insured Certificateholder upon delivery of proof of such payment reasonably satisfactory to Financial Guaranty).  Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Financial Guaranty Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal balance of any Insured Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

Any of the documents required under clauses (w) through (z) of the preceding paragraph that are received by Financial Guaranty after 12:00 noon (New York City time) on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.  If any notice received by Financial Guaranty is not in proper form or is otherwise insufficient for the purpose of making a claim under this Financial Guaranty Insurance Policy, it will be deemed not to have been received by Financial Guaranty, and Financial Guaranty will promptly so advise the Trustee, and the Trustee may submit an amended Notice.  All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty’s own funds.

This Financial Guaranty Insurance Policy is non-cancelable for any reason, including nonpayment of any premium.  The premium on this Financial Guaranty Insurance Policy is not refundable for any reason, including the payment of any Insured Certificates prior to the Final Scheduled Distribution Date of the Insured Certificates.  This Financial Guaranty Insurance Policy shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Insured Certificates shall have been paid in full and (ii) if any insolvency proceeding in which the Depositor is the debtor has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

This Financial Guaranty Insurance Policy does not cover Basis Risk Shortfalls, Unpaid Basis Risk Shortfalls, Net Prepayment Interest Shortfalls or Civil Relief Act Reductions on the Insured Certificates, nor does this Financial Guaranty Insurance Policy guarantee to the Insured Certificateholders any particular rate of principal payment.  In addition, this Financial Guaranty Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Depositor, the Insured Certificateholders, any REMIC, the Trust Fund or the Trustee for withholding taxes, if any (including interest and penalties in respect of any liability for withholding taxes).  This Financial Guaranty Insurance Policy also does not cover the failure of the Trustee or any paying agent to make any distribution required under the Pooling and Servicing Agreement to any Insured Certificateholder.

A monthly premium shall be due and payable in arrears as provided in the Pooling and Servicing Agreement and the Insurance Agreement.

This Financial Guaranty Insurance Policy is subject to and shall be governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.  The proper venue for any action or proceeding on this Financial Guaranty Insurance Policy shall be the County of New York, State of New York.

THE INSURANCE PROVIDED BY THIS FINANCIAL GUARANTY INSURANCE POLICY IS NOT COVERED BY THE NEW YORK PROPERTY/CASUALTY INSURANCE SECURITY FUND (NEW YORK INSURANCE CODE, ARTICLE 76).

“Notice” means a written notice in the form of Exhibit A to this Financial Guaranty Insurance Policy by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein.  “Pooling and Servicing Agreement” means the Pooling and Servicing Agreement, dated as of October 1, 2005, among Bayview Financial Securities Company, LLC, as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and the Trustee, as trustee.   “Insurance Agreement” means the Insurance and Indemnity Agreement, among Financial Guaranty, Bayview Financial, L.P., as seller (the “Seller”), the Depositor and the Trustee, dated as of  November 10, 2005.

In the event that payments under any Insured Certificate are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payments of principal or interest on such Insured Certificate on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Insured Certificate by reason of the repurchase of the Trust Fund pursuant to Section 10.02 of the Pooling and Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Financial Guaranty Insurance Policy to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

President

Authorized Representative

/s/ Howard C. Pfeffer

/s/ Jeffrey Kert

Name:  Howard C. Pfeffer

Name:   Jeffrey Kert

Title:     President

Title:      Authorized Representative

Effective Date:  November 10, 2005

EXHIBIT A

NOTICE OF NONPAYMENT
AND DEMAND FOR PAYMENT OF INSURED AMOUNTS

To:

Financial Guaranty Insurance Company

125 Park Avenue

New York, New York 10017

(212) 312-3000

Attention:

General Counsel

Telephone: (212) 312-3000

Telecopier:  (212) 312-3220

Re:

$20,189,000 in aggregate certificate principal balance of Bayview Financial Mortgage Pass-Through Trust 2005-D Mortgage Pass Through Certificates,  Series 2005-D, Class A-F5 Certificates (the “Insured Certificates”)

Financial Guaranty Insurance Policy No.  05030130  (the “Financial Guaranty Insurance Policy”)

Distribution Date:

We refer to that certain Pooling and Servicing Agreement, dated as of October 1, 2005, among Bayview Financial Securities Company, LLC, as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (the “Master Servicer”) and Wachovia Bank, National Association (the “Trustee”), as trustee, relating to the above referenced Insured Certificates.  All capitalized terms not otherwise defined herein or in the Financial Guaranty Insurance Policy shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a)

The Trustee has determined under the Pooling and Servicing Agreement that in respect of such Distribution Date:

(1)

the excess, if any, of the excess of (x) Current Interest for the Insured Certificates for such Distribution Date minus any Net Prepayment Interest Shortfall and any Civil Relief Act Reduction for such Distribution Date allocable to the Insured Certificates over (y) the Interest Remittance Amount allocated to pay Current Interest for the Insured Certificates on such Distribution Date as provided in Section 6.05(b)(ii) of the Pooling and Servicing Agreement is $                     ; and

(2)

the Class Principal Balance of the Insured Certificates to the extent unpaid on the Final Scheduled Distribution Date or earlier termination of the Trust Fund pursuant to the terms of the Pooling and Servicing Agreement, in each case after giving effect to distributions made on such date from sources other than this Financial Guaranty Insurance Policy is $                       .

(b)

The amounts available to pay the items identified in items (1) and (2) above, as reduced by any portion thereof that has been deposited in the Collection Account or the Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code), is $                       .

Please be advised that, accordingly, a Deficiency Amount exists for the Distribution Date identified above for the Insured Certificates in the amount of $                       .  This Deficiency Amount constitutes an Insured Amount payable by Financial Guaranty under the Financial Guaranty Insurance Policy.

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent and other documents required by the Financial Guaranty Insurance Policy in respect of Preference Amounts.  The amount of the Preference Amount is $                       .  This Preference Amount constitutes an Insured Amount payable by Financial Guaranty under the Financial Guaranty Insurance Policy.]

Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Amount by Financial Guaranty in the amount of $                        under the Financial Guaranty Insurance Policy.

(c)

No payment claimed hereunder is in excess of the amount payable under the Financial Guaranty Insurance Policy.

The amount requested in this Notice should be paid to:  [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Amounts this            day of                              .

WACHOVIA BANK, NATIONAL ASSOCIATION

                                                                                 ,

as Trustee

By:

Title: